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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 24, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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

        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

         U S WEST, Inc. is filing its 1998 Summary Annual Report to Shareholders as an Exhibit to this Current Report on Form 8-K. Pending the release of the
Proxy Statement, interested parties can obtain a copy of the Company's Consolidated Financial Statements and Report of Independent Public Accountants (contained in its Annual Report on Form 10-K for the year ended December 31, 1998 which was recently filed with the Securities and Exchange Commission
("SEC") on February 11, 1999) by accessing the SEC's web site at http://www.sec.gov or by calling Investor Relations at (303) 896-1277.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits

              Exhibit 13 - U S WEST 1998 Summary Annual Report to Shareholders



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               U S WEST, Inc.
                               (Formerly "USW-C, Inc.")


                           By: /s/ Thomas O. McGimpsey
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                               Thomas O. McGimpsey
                               Assistant Secretary

Dated:        February 24, 1999